                                                                      EXHIBIT 21

                          EL PASO NATURAL GAS COMPANY
                          SUBSIDIARIES AND AFFILIATES

                             AS OF FEBRUARY 1, 1997



El Paso Natural Gas Company  (Delaware)

     El Paso Development Company (Delaware)  . . . . . . . . . . . . . . . . . . . . . . . .     100   %
     Ex-Mission Ranches, Inc. (Delaware)   . . . . . . . . . . . . . . . . . . . . . . . . .     100
     El Paso Energy Corporation  (Delaware)  . . . . . . . . . . . . . . . . . . . . . . . .     100
         El Paso Tennessee Pipeline Co.  (Delaware)  . . . . . . . . . . . . . . . . . . . .     100
              (El Paso Energy Corporation owns 100% of the issued and outstanding  . . . . .
              Common Stock  100% of the Preferred Stock is owned by nonaffiliates.)
              Tennessee Gas Pipeline Company  (Delaware) . . . . . . . . . . . . . . . . . .     100
                  Altamont Service Corporation (Delaware)  . . . . . . . . . . . . . . . . .     100
                      Altamont Gas Transmission Canada Limited (Canada)  . . . . . . . . . .     100
                  Border Gas Inc. (Delaware) . . . . . . . . . . . . . . . . . . . . . . . .      37.5
                  East Tennessee Natural Gas Company (Tennessee) . . . . . . . . . . . . . .     100
                      EPEC East Natural Gas L.P. (Delaware L.P.)   . . . . . . . . . . . . .       1
                  Eastern Insurance Company Limited (Bermuda)  . . . . . . . . . . . . . . .     100
                  El Paso Energy Credit Corporation (Delaware) . . . . . . . . . . . . . . .     100
                 EPEC Fac Corporation (Delaware) . . . . . . . . . . . . . . . . . . . . .       100
                  El Paso Energy Holdings Inc. (Delaware)  . . . . . . . . . . . . . . . . .     100
                      EPEC EIS Company (Delaware)  . . . . . . . . . . . . . . . . . . . . .     100
                           EPEC EIS Canada Ltd. (Alberta)  . . . . . . . . . . . . . . . . .     100
                      EPEC Gas Transportation Company (Delaware)   . . . . . . . . . . . . .     100
                  Energy TRACS, Inc. (Delaware)  . . . . . . . . . . . . . . . . . . . . . .     100
                  EPEC Alaska, Inc. (Alaska) . . . . . . . . . . . . . . . . . . . . . . . .     100
                  EPEC-Altamont Corporation (Delaware) . . . . . . . . . . . . . . . . . . .     100
                      Altamont Gas Transmission Company (Delaware Joint Venture)   . . . . .      53.34
                  EPEC Argentina Corporation (Delaware)  . . . . . . . . . . . . . . . . . .     100
                  EPEC Baja California Corporation (Delaware)  . . . . . . . . . . . . . . .     100
                  EPEC Canada Ltd. (Canada)  . . . . . . . . . . . . . . . . . . . . . . . .     100
                  EPEC Communications Corporation (Delaware) . . . . . . . . . . . . . . . .     100
                  EPEC Chase Inc. (Texas)  . . . . . . . . . . . . . . . . . . . . . . . . .     100
                  EPEC Corporation (Delaware)  . . . . . . . . . . . . . . . . . . . . . . .     100
                      Channel Industries Gas Company (Delaware)  . . . . . . . . . . . . . .     100
                           Channel Gas Marketing Company (Delaware)  . . . . . . . . . . . .     100
                              The Oasis Company (Delaware) . . . . . . . . . . . . . . . . .      30
                           Deepsea Ventures, Inc. (Delaware) . . . . . . . . . . . . . . . .      25
                           EPEC Cogeneration Company (Delaware)  . . . . . . . . . . . . . .     100
                              EPEC Ethanol Company (Delaware)  . . . . . . . . . . . . . . .     100
                              EPEC Ethanol Services Company (Delaware) . . . . . . . . . . .     100
                              EPEC Hungary Inc. (Delaware) . . . . . . . . . . . . . . . . .     100
                              EPIC Energy Hungary B.V. (Netherlands) . . . . . . . . . . . .     100
                              Orange Acquisition, Inc. (Delaware)  . . . . . . . . . . . . .     100
                                 Orange Cogeneration Limited Partnership (Delaware L.P.)   .      49.5
                              Orange Cogeneration GP II, Inc. (Delaware) . . . . . . . . . .      50
                                 Orange Cogeneration G.P., Inc. (Delaware)   . . . . . . . .     100
                              Polk Power GP II, Inc. (Delaware)  . . . . . . . . . . . . . .      50
                                 Polk Power GP, Inc. (Delaware)  . . . . . . . . . . . . . .     100
                                     Polk Power Partners, L.P. (Delaware L.P.) . . . . . . .       1
                              West Campus Cogeneration Company (Delaware)  . . . . . . . . .     100

                          EL PASO NATURAL GAS COMPANY
                         SUBSIDIARIES AND AFFILIATES

                            AS OF FEBRUARY 1, 1997



El Paso Natural Gas Company (continued)
     El Paso Energy Corporation (continued)
          El Paso Tennessee Pipeline Co. (continued)
              Tennessee Gas Pipeline Company (continued)
                  EPEC Corporation (continued)
                      Channel Industries Gas Company (continued)

                           EPEC Gas Processing Company (Delaware) . . . . . . . . . . . . .      100   %
                           EPEC Independent Power I Company (Delaware)  . . . . . . . . . .      100
                              MASSPOWER (Massachusetts General Partnership) . . . . . . . .       17
                           EPEC Independent Power II Company (Delaware) . . . . . . . . . .      100
                           EPEC Insurance Ventures Inc. (Delaware)  . . . . . . . . . . . .      100
                           EPEC Offshore Gathering Company (Delaware) . . . . . . . . . . .      100
                           EPEM Marketing Company (Kentucky)  . . . . . . . . . . . . . . .      100
                              Creole Gas Pipeline Corporation (Louisiana) . . . . . . . . .      100
                              Entrade Pipeline Company (Kentucky)   . . . . . . . . . . . .      100
                           Tennessee Gas Marketing Company (Delaware) . . . . . . . . . . .      100
                      Midwestern Gas Transmission Company (Delaware)  . . . . . . . . . . .      100
                           Entrade Engine Company (Kentucky)  . . . . . . . . . . . . . . .      100
                           EPEC Midwest Natural Gas L.P. (Delaware L.P.)  . . . . . . . . .       99
                           EPEC Minerals Company - California (Delaware)  . . . . . . . . .      100
                           EPEC Minerals Company - Nevada (Delaware)  . . . . . . . . . . .      100
                           EPEC OCS Company, Inc. (Delaware)  . . . . . . . . . . . . . . .      100
                           EPEC Oil Company (Delaware)  . . . . . . . . . . . . . . . . . .      100
                           EPEC Polymers, Inc. (Delaware) . . . . . . . . . . . . . . . . .      100
                              EPEC Eastern Realty, Inc. (New Jersey). . . . . . . . . . . .      100
                           New Midwestern Inc. (Delaware) . . . . . . . . . . . . . . . . .      100
                           SWL Security Corp. (Texas)   . . . . . . . . . . . . . . . . . .      100
                           Tennessee Overthrust Gas Company (Delaware)  . . . . . . . . . .      100
                              Overthrust Pipeline Company (Delaware Partnership)  . . . . .       18
                           TGP Corporation (Delaware)   . . . . . . . . . . . . . . . . . .      100
                  EPEC Deepwater Gathering Company (Delaware) . . . . . . . . . . . . . . .      100
                  EPEC Delta XII Gas Co., Inc. (Delaware) . . . . . . . . . . . . . . . . .      100
                  EPEC East Corporation (Delaware)  . . . . . . . . . . . . . . . . . . . .      100
                       EPEC East Natural Gas L.P. (Delaware L.P.)   . . . . . . . . . . . .       99
                  EPEC Econ Services, Inc. (Delaware) . . . . . . . . . . . . . . . . . . .      100
                       EPEC Technology Consulting Services Inc. (Delaware)  . . . . . . . .      100
                  EPEC Europe Inc. (Delaware) . . . . . . . . . . . . . . . . . . . . . . .      100
                  EPEC Gas Australia Inc. (Delaware). . . . . . . . . . . . . . . . . . . .      100
                       Epic Energy Pty. Ltd. (Australia)  . . . . . . . . . . . . . . . . .       30
                       Epic Energy Australia Pty. Limited (Australia)   . . . . . . . . . .       99.9
                         Epic Energy Queensland Pty. Limited (Australia)  . . . . . . . . .       99.8
                         Epic Energy South Australia Pty. Limited (Australia) . . . . . . .       99.98

                          EL PASO NATURAL GAS COMPANY
                          SUBSIDIARIES AND AFFILIATES

                             AS OF FEBRUARY 1, 1997


El Paso Natural Gas Company (continued)
     El Paso Energy Corporation (continued)
          El Paso Tennessee Pipeline Co. (continued)
              Tennessee Gas Pipeline Company (continued)
                  EPEC Gas Australia Inc.(continued)
                      Epic Energy Pty. Ltd. (continued)

                           Epic Energy Northern Territory Pty. Limited (Australia).  . . . . . .      100    %
                           Epic Energy Operations and Maintenance Pty. Ltd. (Australia)  . . . .       99.9
                           Epic Energy Western Australia Pty. Limited (Australia)  . . . . . . .      100
                      Galtee Limited (Cayman Islands)  . . . . . . . . . . . . . . . . . . . . .      100
                           Ventures Holdings Pty. Ltd. (Australia) . . . . . . . . . . . . . . .      100
                              EPIC Sulawesi Gas Pty. Ltd. (Australia)  . . . . . . . . . . . . .      100
                                 Energy Equity EPIC (Sengkang) Pty. Ltd. (Australia)   . . . . .       50
                              Sulawesi Energy Pty Ltd. (Australia) . . . . . . . . . . . . . . .       50
                                 PT Energi Sengkang (Indonesia)  . . . . . . . . . . . . . . . .       95
                  EPEC Gas Canada, Ltd. (Ontario)  . . . . . . . . . . . . . . . . . . . . . . .      100
                  EPEC Gas International Inc. (Delaware) . . . . . . . . . . . . . . . . . . . .      100
                      El Paso Energia Mexico S.A. de C.V. (Mexico).  . . . . . . . . . . . . . .        0.1
                      EPEC China Inc. (Delaware)   . . . . . . . . . . . . . . . . . . . . . . .      100
                      EPEC Gas Brazil Corporation (Delaware)   . . . . . . . . . . . . . . . . .      100
                           EPIC Gas International Servicos do Brasil Ltda (Brazil) . . . . . . .      100
                      EPEC Gas Chile Corporation (Delaware)  . . . . . . . . . . . . . . . . . .      100
                           Gas de Chile S.A. (Chile) . . . . . . . . . . . . . . . . . . . . . .       45
                           Gasoduco Transandino S.A. (Chile) . . . . . . . . . . . . . . . . . .       50
                      EPEC Gas Latin America Inc. (Delaware)   . . . . . . . . . . . . . . . . .      100
                           El Paso Energia Mexico, S.A. de C.V. (Mexico).  . . . . . . . . . . .       99.9
                              Pasotronica, S.A. de C.V. (Mexico).  . . . . . . . . . . . . . . .       50
                      EPEC Gas Services (Chile) Corporation (Delaware)   . . . . . . . . . . . .      100
                           EPIC Gas Transportes S.A. (Chile)   . . . . . . . . . . . . . . . . .       99.9
                      EPEC International (East Asia/Pacific) Inc. (Delaware)   . . . . . . . . .      100
                  EPEC Gas Louisiana Inc. (Delaware) . . . . . . . . . . . . . . . . . . . . . .      100
                      Martin Exploration Company (Delaware)  . . . . . . . . . . . . . . . . . .      100
                  EPEC Gas Properties Inc. (Delaware)  . . . . . . . . . . . . . . . . . . . . .      100
                  EPEC Gas Services, Inc. (Delaware) . . . . . . . . . . . . . . . . . . . . . .      100
                  EPEC Gas Supply Corporation (Delaware) . . . . . . . . . . . . . . . . . . . .      100
                  EPEC International Inc. (Delaware) . . . . . . . . . . . . . . . . . . . . . .      100
                      EPEC Nederland B.V. (Netherlands)  . . . . . . . . . . . . . . . . . . . .      100
                      EPEC Offshore Netherlands Company (Delaware)   . . . . . . . . . . . . . .      100
                  EPEC Liquids Corporation (Delaware)  . . . . . . . . . . . . . . . . . . . . .      100
                  EPEC Midwest Corporation (Delaware)  . . . . . . . . . . . . . . . . . . . . .      100
                      EPEC Midwest Natural Gas L.P. (Delaware L.P.)  . . . . . . . . . . . . . .       99
                  EPEC MLP Inc. (Delaware) . . . . . . . . . . . . . . . . . . . . . . . . . . .      100
                      Polk Power Partners, L.P. (Delaware L.P.)  . . . . . . . . . . . . . . . .       45.75

                          EL PASO NATURAL GAS COMPANY
                          SUBSIDIARIES AND AFFILIATES

                            AS OF FEBRUARY 1, 1997


El Paso Natural Gas Company (continued)
     El Paso Energy Corporation (continued)
          El Paso Tennessee Pipeline Co. (continued)
              Tennessee Gas Pipeline Company (continued)

                  EPEC MTBE, Inc. (Delaware) . . . . . . . . . . . . . . . . . . . . . . . . . .  100   %
                  EPEC Pittsfield Corporation (Delaware) . . . . . . . . . . . . . . . . . . . .  100
                  EPEC Portland Corporation (Delaware) . . . . . . . . . . . . . . . . . . . . .  100
                  EPEC Realty, Inc. (Delaware) . . . . . . . . . . . . . . . . . . . . . . . . .  100
                  EPEC Services Company (Delaware) . . . . . . . . . . . . . . . . . . . . . . .  100
                      EPEC AIRCO Inc. (Delaware)   . . . . . . . . . . . . . . . . . . . . . . .  100
                      EPEC OGS Inc. (Delaware)   . . . . . . . . . . . . . . . . . . . . . . . .  100
                      EPEC TEPSCO Inc. (Delaware)  . . . . . . . . . . . . . . . . . . . . . . .  100
                           Tellepsen Pipeline Services Company (Texas Partnership) . . . . . . .   49
                      GreyStar Corporation (Texas)   . . . . . . . . . . . . . . . . . . . . . .   50
                  EPEC SNG Inc. (Delaware) . . . . . . . . . . . . . . . . . . . . . . . . . . .  100
                  EPEC Texas Acquisition Inc. (Delaware) . . . . . . . . . . . . . . . . . . . .  100
                  EPEC Trinidad LNG, Inc. (Delaware) . . . . . . . . . . . . . . . . . . . . . .  100
                  EPEC Ventures Bolivia Corporation (Delaware) . . . . . . . . . . . . . . . . .  100
                  EPEC Ventures Poland Corporation (Delaware)  . . . . . . . . . . . . . . . . .  100
                      Wielkopulska Energia S.A. (Poland)   . . . . . . . . . . . . . . . . . . .   50
                  EPEC Western Market Center Corporation (Delaware)  . . . . . . . . . . . . . .  100
                      The Western Market Center Joint Venture (Wyoming Joint Venture)  . . . . .   50
                  EPEC Western Market Center Service Corporation (Delaware)  . . . . . . . . . .  100
                  EPEM Marketing Services Company (Delaware) . . . . . . . . . . . . . . . . . .  100
                  Green Canyon Gathering Company (Delaware)  . . . . . . . . . . . . . . . . . .  100
                  Kern County Land Company (Delaware)  . . . . . . . . . . . . . . . . . . . . .  100
                      EPEC Equipment Corporation (Delaware)  . . . . . . . . . . . . . . . . . .  100
                           EPEC Equipment Holding I Company (Delaware) . . . . . . . . . . . . .  100
                           EPEC Equipment Holding II Company (Delaware)  . . . . . . . . . . . .  100
                           EPEC Equipment Holding III Company (Delaware) . . . . . . . . . . . .  100
                              EPEC Equipment Holding V Company (North Dakota)  . . . . . . . . .  100
                           EPEC Equipment Holding IV Company (Wisconsin) . . . . . . . . . . . .  100
                           EPEC Equipment Holding VI Company (Illinois)  . . . . . . . . . . . .  100
                           Marlin Drilling Co., Inc. (Delaware)  . . . . . . . . . . . . . . . .  100
                              Marlin do Brasil Perfuacoes Maritimas Ltda. (Brazil) . . . . . . .   99.84
                              Bluefin Supply Company (Delaware)  . . . . . . . . . . . . . . . .  100
                                 Marlin do Brasil Perfuacoes Maritimas Ltda. (Brazil)  . . . . .    0.16
                      EPEC West, Inc. (Delaware)   . . . . . . . . . . . . . . . . . . . . . . .  100
                  Kern River Corporation (Delaware)  . . . . . . . . . . . . . . . . . . . . . .  100
                  Land Ventures, Inc. (Delaware) . . . . . . . . . . . . . . . . . . . . . . . .  100
                  Midwestern Gas Marketing Company (Delaware)  . . . . . . . . . . . . . . . . .  100
                  Mont Belvieu Land Company (Delaware) . . . . . . . . . . . . . . . . . . . . .  100

                          EL PASO NATURAL GAS COMPANY
                          SUBSIDIARIES AND AFFILIATES

                             AS OF FEBRUARY 1, 1997


El Paso Natural Gas Company (continued)
     El Paso Energy Corporation (continued)
          El Paso Tennessee Pipeline Co. (continued)
              Tennessee Gas Pipeline Company (continued)

                  Sandbar Petroleum Company (Delaware) . . . . . . . . . . . . . . . . . . . . .      100
                  S.K. Petroleum Company (Delaware)  . . . . . . . . . . . . . . . . . . . . . .      100
                  Tennessee Gas Transmission Company (Delaware)  . . . . . . . . . . . . . . . .      100
                  Tennessee Storage Company (Delaware) . . . . . . . . . . . . . . . . . . . . .      100
                  Tennessee Trailblazer Gas Company (Delaware) . . . . . . . . . . . . . . . . .      100
                  The Fontanelle Corporation (Louisiana) . . . . . . . . . . . . . . . . . . . .      100
                      The F and E Oyster Partnership (Louisiana Partnership)   . . . . . . . . .       64
                  The LaChute Corporation (Louisiana)  . . . . . . . . . . . . . . . . . . . . .      100
                  Travis Place Parking Garage Inc. (Delaware)  . . . . . . . . . . . . . . . . .      100
     El Paso Energy Foundation (Texas)     . . . . . . . . . . . . . . . . . . . . . . . . . . .      100
     El Paso Energy International Company (Delaware)   . . . . . . . . . . . . . . . . . . . . .      100
          El Paso Mauritius Power Limited (Mauritius)  . . . . . . . . . . . . . . . . . . . . .      100
              El Paso Pakistan Power (Private) Limited (Pakistan)  . . . . . . . . . . . . . . .      100
                  El Paso Kabirwala Power Ltd. (Cayman Islands)  . . . . . . . . . . . . . . . .      100
          EPED Holding Company (Delaware)  . . . . . . . . . . . . . . . . . . . . . . . . . . .      100
              EPIC Samalayuca A, L.L.C. (Delaware Limited Liability Company) . . . . . . . . . .       15
              EPIC Samalayuca B, L.L.C. (Delaware Limited Liability Company) . . . . . . . . . .       15
              EPED A Company (Cayman Islands)  . . . . . . . . . . . . . . . . . . . . . . . . .      100
                  EPED Aguaytia Company (Cayman Islands) . . . . . . . . . . . . . . . . . . . .       99
                  EPIC Yucatan Pipeline Company (Cayman Islands) . . . . . . . . . . . . . . . .       99
              EPED B Company (Cayman Islands)  . . . . . . . . . . . . . . . . . . . . . . . . .      100
                  EPED Aguaytia Company (Cayman Islands) . . . . . . . . . . . . . . . . . . . .        1
                  EPIC Yucatan Pipeline Company (Cayman Islands) . . . . . . . . . . . . . . . .        1
              EPED Ecuador Company (Delaware)  . . . . . . . . . . . . . . . . . . . . . . . . .      100
              EPED SAM Holdings Company (Delaware) . . . . . . . . . . . . . . . . . . . . . . .      100
                  EPIC Samalayuca A, L.L.C. (Delaware Limited Liability Company) . . . . . . . .       85
                      Samalayuca Holding Partnership (Delaware General Partnership)  . . . . . .       25
                           Compania Samalayuca II, S.A. de C.V. (Mexico) . . . . . . . . . . . .       80
                  EPIC Samalayuca B, L.L.C. (Delaware Limited Liability Company) . . . . . . . .       85
                      Compania Samalayuca II, S.A. de C.V. (Mexico)  . . . . . . . . . . . . . .       80
                  SAM II Equity Funding, L.L.C. (Delaware Limited Liability Company) . . . . . .       60
     El Paso Energy Marketing Company (Delaware)   . . . . . . . . . . . . . . . . . . . . . . .      100
          Eastex Gas Storage and Exchange, Inc. (Delaware) . . . . . . . . . . . . . . . . . . .      100
          EPEM Canada Inc. (Canada)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      100
     El Paso Energy Resources Company (Delaware)   . . . . . . . . . . . . . . . . . . . . . . .      100
     El Paso Energy Service Company (Delaware)   . . . . . . . . . . . . . . . . . . . . . . . .      100
     El Paso Field Services Company (Delaware)   . . . . . . . . . . . . . . . . . . . . . . . .      100
          Cornerstone Natural Gas, Inc. (Delaware) . . . . . . . . . . . . . . . . . . . . . . .      100
              Cornerstone Gas Gathering Company (Delaware) . . . . . . . . . . . . . . . . . . .      100
              Cornerstone Gas Processing, Inc. (Delaware)  . . . . . . . . . . . . . . . . . . .      100
                  Tembec Company (Texas Joint Venture) . . . . . . . . . . . . . . . . . . . . .       50

                          EL PASO NATURAL GAS COMPANY
                         SUBSIDIARIES AND AFFILIATES

                            AS OF FEBRUARY 1, 1997


El Paso Natural Gas Company (continued)
          El Paso Field Services Company (continued)
          Cornerstone Natural Gas, Inc. (continued)

              Cornerstone Gas Resources, Inc. (Delaware) . . . . . . . . . . . . . . . . . . . .      100   %
              Cornerstone Pipeline Company (Delaware)  . . . . . . . . . . . . . . . . . . . . .      100
                  Cornerstone/Merit Joint Venture (Texas Joint Venture)  . . . . . . . . . . . .       60
                      Metroplex Pipeline Company L.L.C. (Texas LLC)  . . . . . . . . . . . . . .       50
                      Valley Pipeline L.L.C. (Texas LLC)   . . . . . . . . . . . . . . . . . . .       50
                  Mountain Creek Joint Venture (Texas Joint Venture) . . . . . . . . . . . . . .       50
                  Oletha Partners (Texas Partnership)  . . . . . . . . . . . . . . . . . . . . .       50
                  Oletha Pipeline Corporation (Texas)  . . . . . . . . . . . . . . . . . . . . .      100
                      Oletha Pipeline I, Ltd. (Texas Limited Partnership)  . . . . . . . . . . .        2
                      Oletha Pipeline II, Ltd. (Texas Limited Partnership)   . . . . . . . . . .        2
                  Oletha Pipeline I, Ltd. (Texas Limited Partnership)  . . . . . . . . . . . . .       98
                  Oletha Pipeline II, Ltd. (Texas Limited Partnership) . . . . . . . . . . . . .       98
              Dubach Gas Company (Texas) . . . . . . . . . . . . . . . . . . . . . . . . . . . .      100
              Endevco Producing Company (Delaware) . . . . . . . . . . . . . . . . . . . . . . .      100
              Garvin County Pipeline (Texas Joint Venture) . . . . . . . . . . . . . . . . . . .       33.33
              Pentex Pipeline Company (Texas)  . . . . . . . . . . . . . . . . . . . . . . . . .      100
          El Paso Intrastate Company (Delaware)  . . . . . . . . . . . . . . . . . . . . . . . .      100
          El Paso Fuel Development Company (Delaware)  . . . . . . . . . . . . . . . . . . . . .      100
          El Paso Gas Marketing Company (Delaware) . . . . . . . . . . . . . . . . . . . . . . .      100
          El Paso Gas Transportation Company (Delaware)  . . . . . . . . . . . . . . . . . . . .      100
          El Paso Mexico Company (Delaware)    . . . . . . . . . . . . . . . . . . . . . . . . .      100
          El Paso Mojave Pipeline Co.(Delaware)  . . . . . . . . . . . . . . . . . . . . . . . .      100
          El Paso New Chaco Company (Delaware) . . . . . . . . . . . . . . . . . . . . . . . . .      100
          El Paso TransColorado Company (Delaware) . . . . . . . . . . . . . . . . . . . . . . .      100
          EPNG Mojave, Inc. (Texas)            . . . . . . . . . . . . . . . . . . . . . . . . .      100
          Mt. Franklin Insurance Ltd. (Bermuda)  . . . . . . . . . . . . . . . . . . . . . . . .      100


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